Exhibit 10.36

EIGHTH AMENDMENT
TO LOAN AND SECURITY AGREEMENT

This Eighth Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of May 31, 2005, by and between COMERICA BANK, successor by merger to COMERICA BANK-CALIFORNIA (“Bank”) and SEEBEYOND TECHNOLOGY CORPORATION (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of December 4, 2000, as amended from time to time, including by that certain Amendment to Loan and Security Agreement dated as of June 10, 2001, that certain Second Amendment to Loan and Security Agreement dated as of October 31, 2001, that certain Third Amendment to Loan and Security Agreement dated as of August 7, 2002, that certain Fourth Amendment to Loan and Security Agreement dated as of December 24, 2002, that certain Fifth Amendment to Loan and Security Agreement dated as of March 26, 2003, that certain Sixth Amendment to Loan and Security Agreement dated as of May 30, 2003 and that certain Seventh Amendment to Loan and Security Agreement dated as of July 29, 2004 (collectively, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.                                       The following defined terms in Section 1.1 of the Agreement hereby are amended or restated as follows:

“Revolving Maturity Date” means May 31, 2006.

2.                                       Section 6.12 of the Agreement hereby is amended and restated in its entirety to read as follows:

“6.12      Minimum Cash. Borrower shall at all times maintain with Bank or Bank’s affiliates (subject to control agreements in form and content reasonably acceptable to Bank), unrestricted cash in a minimum aggregate amount of Twenty Million Dollars ($20,000,000).”

3.                                       Exhibit D to the Agreement hereby is replaced in its entirety with Exhibit D attached hereto.

4.                                       No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by a Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

5.                                       Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

6.                                       Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

7.                                       As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)                                 this Amendment, duly executed by Borrower;

(b)                                a Certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

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(c)                                 a renewal fee in the amount of $18,750, which may be debited from any of Borrower’s accounts;

(d)                                an Affirmation of Security Agreement and Guaranty, executed by each of Borrower’s subsidiaries, in substantially the forms attached hereto;

(e)                                 all Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts; and

(f)                                   such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

8.                                       This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

SEEBEYOND TECHNOLOGY CORPORATION

By:	/s/ Barry Plaga

Title:	EVP & CFO

COMERICA BANK, successor by merger to COMERICA BANK-CALIFORNIA

By:	/s/ Comerica Bank

Title:

[Signature Page to Eighth Amendment to Loan and Security Agreement]

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EXHIBIT D
COMPLIANCE CERTIFICATE

TO:	COMERICA BANK

FROM:	SEEBEYOND TECHNOLOGY CORPORATION

The undersigned authorized officer, on behalf of SEEBEYOND TECHNOLOGY CORPORATION, hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending         with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements	Monthly within 30 days	Yes	No
Annual (CPA Audited)	EYE within 90 days	Yes	No
10K and 10Q	Within 5 days	Yes	No
A/R & A/P Agings, Borrowing Base Cert.	Monthly within 15 days (when applicable)	Yes	No
A/R Audit	Initial and Annual	Yes	No

IP Report	Quarterly within 30 days	Yes	No

Financial Covenant	Required	Actual	Complies

Maintain at all Times: Minimum Cash	$20,000,000	$	Yes	No

BANK USE ONLY
Comments Regarding Exceptions: See Attached
Received by
Sincerely,	AUTHORIZED SIGNER

Date:
SIGNATURE

Verified:
TITLE	AUTHORIZED SIGNER

Date:
DATE
Compliance Status: Yes No

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Corporation Resolutions and Incumbency Certification
Authority to Procure Loans

I certify that I am the duly elected and qualified Secretary of SEEBEYOND TECHNOLOGY CORPORATION; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes.

Copy of Resolutions:

Be it Resolved, That:

1.                                       Any one (1) of the following CEO, CFO or CAO (insert titles only) of the Corporation is authorized, for, on behalf of, and in the name of the Corporation to:

(a)                                 Negotiate and procure loans, letters of credit and other credit or financial accommodations from Comerica Bank (“Bank”), a Michigan banking corporation, including, without limitation, pursuant to that certain Loan and Security Agreement dated as of December 4, 2000, as amended by that certain Amendment to Loan and Security Agreement dated as of June 10, 2001, that certain Second Amendment to Loan and Security Agreement dated as of October 31, 2001, that certain Third Amendment to Loan and Security Agreement dated as of August 7, 2002, that certain Fourth Amendment to Loan and Security Agreement dated as of December 24, 2002, that certain Fifth Amendment to Loan and Security Agreement dated as of March 26, 2003, that certain Sixth Amendment to Loan and Security Agreement dated as of May 30, 2003, that certain Seventh Amendment to Loan and Security Agreement dated as of July 29, 2004 and that certain Eighth Amendment to Loan and Security Agreement dated as of May 31, 2005.

(b)                                Discount with the Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;

(c)                                 Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;

(d)                                Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation; and

(e)                                 Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, any or all of which may relate to all or to substantially all of the Corporation’s property and assets.

2.                                       Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the persons so authorized to sign, whether so payable to the order of any of said persons in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said persons or not;

3.                                       Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

4.                                       These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the

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Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

5.                                       Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.

6.                                       The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.

I further certify that the above Resolutions are in full force and effect as of the date of this Certificate; that these Resolutions and any borrowings or financial accommodations under these Resolutions have been properly noted in the corporate books and records, and have not been rescinded, annulled, revoked or modified; that neither the foregoing Resolutions nor any actions to be taken pursuant to them are or will be in contravention of any provision of the articles of incorporation or bylaws of the Corporation or of any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound; and that neither the articles of incorporation nor bylaws of the Corporation nor any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound require the vote or consent of shareholders of the Corporation to authorize any act, matter or thing described in the foregoing Resolutions.

I further certify that the following named persons have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine, original signatures of each respectively:

(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

NAME (Type or Print)	TITLE	SIGNATURE
James T. Demetriades	CEO & Founder	/s/ James T. Demetriades
Barry J. Plaga	EVP & CFO	/s/ Barry J. Plaga
Rasmus van der Colff	Chief Accounting Officer	/s/ Rasmus van der Colff

In Witness Whereof, I have affixed my name as Secretary and have caused the corporate seal (where available) of said Corporation to be affixed on May 31, 2005.

/s/ Barry J. Plaga
Asst. Secretary

The Above Statements are Correct.
SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE. A SHAREHOLDER OTHER THAN SECRETARY WHEN SECRETARY IS AUTHORIZED TO SIGN ALONE.

Failure to complete the above when the Secretary is authorized to sign alone shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.

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AFFIRMATION OF SECURITY AGREEMENT AND GUARANTY

SEEBEYOND (DEUTSCHLAND) GMBH (fka SOFTWARE TECHNOLOGIES CORPORATION (DEUTSCHLAND) GMBH) (“Guarantor”), grantor under that certain Third Party Security Agreement (the “Security Agreement”) and guarantor under that certain Unconditional Guaranty (the “Guaranty”), both dated as of December 4, 2000, hereby consents to the execution, delivery and performance by Borrower of the Eighth Amendment to Loan and Security Agreement dated as of May 31, 2005 (the “Amendment”) and the documents and instruments executed in connection therewith, as well as all other amendments and modifications to the Loan Agreement.

The Security Agreement and the Guaranty shall remain in full force and effect with respect to all of Borrower’s Obligations (as defined in the Loan and Security Agreement dated as of December 4, 2000, as amended from time to time, by and between COMERICA BANK, successor by merger to COMERICA BANK-CALIFORNIA and SEEBEYOND TECHNOLOGY CORPORATION) as modified by the Amendment and otherwise. Guarantor confirms that Guarantor has no defenses against its obligations under the Guaranty, and that the security interest granted pursuant to the Security Agreement remains a first in priority perfected security interest.

Guarantor represents and warrants that the representations and warranties and covenants contained in the Guaranty and the Security Agreement are true and correct as of the date of this Affirmation. Unless otherwise defined, all capitalized terms in this Affirmation shall be as defined in the Guaranty or the Security Agreement, as appropriate.

IN WITNESS WHEREOF, the undersigned has executed this Affirmation of Security Agreement and Guaranty as of May 31, 2005.

SEEBEYOND (DEUTSCHLAND) GMBH

By:	/s/ Barry J. Plaga

Title:	EVP & CFO

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COMPANY RESOLUTIONS

COMPANY: SEEBEYOND (DEUTSCHLAND) GmbH

I, the undersigned Secretary or Assistant Secretary of SEEBEYOND (Deutschland) GmbH (the “Company”), HEREBY CERTIFY that the Company is organized and existing under and by virtue of the laws of the country of Germany.

I FURTHER CERTIFY that attached hereto as Attachment is a true and complete copy of the organizational documents of the Company, which is in full force and effect on the date hereof.

I FURTHER CERTIFY that a meeting of the Directors of the Company (or by other duly authorized corporate action in lieu of a meeting), duly called and held, at which a quorum was present and voting, the following resolutions were adopted.

BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Company, whose actual signatures are shown below:

NAMES	POSITIONS	ACTUAL SIGNATURES
James T. Demetriades	CEO & Founder	/s/ James T. Demetriades
Barry J. Plaga	EVP & CFO	/s/ Barry J. Plaga

acting for and on behalf of this Company and as its act and deed be, and they hereby are, authorized and empowered:

Guaranty Indebtedness; Grant Security. To guaranty amounts borrowed from time to time from Comerica Bank, successor by merger to Comerica Bank-California (“Bank”) by SeeBeyond Technology Corporation (“Borrower”) including without limitation pursuant to that certain Loan and Security Agreement between Borrower and Bank dated as of December 4, 2000, as amended by that certain Amendment to Loan and Security Agreement dated as of June 10, 2001, as amended by that certain Second Amendment to Loan and Security Agreement dated as of October 31, 2001, as amended by that certain Third Amendment to Loan and Security Agreement dated as of August 7, 2002, as amended by that certain Fourth Amendment to Loan and Security Agreement dated as of December 24, 2002, as amended by that certain Fifth Amendment to Loan and Security Agreement dated as of March 26, 2003, as amended by that certain Sixth Amendment to Loan and Security Agreement dated as of May 30, 2003, as amended by that certain Seventh Amendment to Loan and Security Agreement dated as of as July 29, 2004, as amended by that certain Eighth Amendment to Loan and Security Agreement dated as of as May 31, 2005, each as further amended from time to time. To grant a security interest to Bank in the Collateral described in the Third Party Security Agreement by and between the Company and Bank (the “Security Agreement”), which security interest shall secure all of the Company’s obligations, as described in that certain Unconditional Guaranty by the Company dated as of December 4, 2000 (the “Guaranty”).

Execute Affirmation of Security Agreement and Guaranty. To execute the Affirmation of Security Agreement and Guaranty dated as of May 31, 2005, and any other agreement entered into between Company and Bank in connection therewith, all as amended or extended from time to time (collectively, the “Secured Guaranty Documents”), and also to execute and deliver to Bank one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for the Secured Guaranty Documents, or any portion thereof.

Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

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BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Company’s agreements or commitments in effect at the time notice is given.

I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Company, as the case may be, and occupy the positions set opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Company; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

IN WITNESS WHEREOF, I have hereunto set my hand on May 31, 2005 and attest that the signatures set opposite the names listed above are their genuine signatures.

CERTIFIED TO AND ATTESTED BY: SEEBEYOND (DEUTSCHLAND) GmbH

X	/s/ Barry J. Plaga

The above statements are correct.

By:
Printed Name:
Title:
SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE, A SHAREHOLDER OTHER THAN SECRETARY WHEN SECRETARY IS AUTHORIZED TO SIGN ALONE.

Failure to complete the above when the Secretary is authorized to sign alone shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.

Attachment - Organizational Documents

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AFFIRMATION OF SECURITY AGREEMENT AND GUARANTY

SEEBEYOND TECHNOLOGY CORPORATION JAPAN K.K. (fka SOFTWARE TECHNOLOGIES CORPORATION JAPAN K.K.) (“Guarantor”), grantor under that certain Third Party Security Agreement (the “Security Agreement”) and guarantor under that certain Unconditional Guaranty (the “Guaranty”), both Eighth Amendment to Loan and Security Agreement dated as of May 31, 2005 (the “Amendment”) and the documents and instruments executed in connection therewith, as well as all other amendments and modifications to the Loan Agreement.

The Security Agreement and the Guaranty shall remain in full force and effect with respect to all of Borrower’s Obligations (as defined in the Loan and Security Agreement dated as of December 4, 2000, as amended from time to time, by and between COMERICA BANK, successor by merger to COMERICA BANK-CALIFORNIA and SEEBEYOND TECHNOLOGY CORPORATION) as modified by the Amendment and otherwise. Guarantor confirms that Guarantor has no defenses against its obligations under the Guaranty, and that the security interest granted pursuant to the Security Agreement remains a first in priority perfected security interest.

Guarantor represents and warrants that the representations and warranties and covenants contained in the Guaranty and the Security Agreement are true and correct as of the date of this Affirmation. Unless otherwise defined, all capitalized terms in this Affirmation shall be as defined in the Guaranty or the Security Agreement, as appropriate.

IN WITNESS WHEREOF, the undersigned has executed this Affirmation of Security Agreement and Guaranty as of May 31, 2005.

SEEBEYOND TECHNOLOGY CORPORATION JAPAN K.K.

By:	/s/ Barry J. Plaga

Title:	EVP & CFO

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COMPANY RESOLUTIONS

COMPANY:        SEEBEYOND TECHNOLOGY CORPORATION JAPAN K.K.

I, the undersigned Secretary or Assistant Secretary of SEEBEYOND TECHNOLOGY CORPORATION JAPAN K.K. (the “Company”), HEREBY CERTIFY that the Company is organized and existing under and by virtue of the laws of the country of Japan.

I FURTHER CERTIFY that attached hereto as Attachments 1 and 2 are true and complete copies of the Articles of Incorporation and Bylaws of the Company, each of which is in full force and effect on the date hereof.

I FURTHER CERTIFY that a meeting of the Directors of the Company (or by other duly authorized corporate action in lieu of a meeting), duly called and held, at which a quorum was present and voting, the following resolutions were adopted.

BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Company, whose actual signatures are shown below:

NAMES	POSITIONS	ACTUAL SIGNATURES
James T. Demetriades	CEO & Founder	/s/ James T. Demetriades
Barry J. Plaga	EVP & CFO	/s/ Barry J. Plaga

acting for and on behalf of this Company and as its act and deed be, and they hereby are, authorized and empowered:

Guaranty Indebtedness; Grant Security. To guaranty amounts borrowed from time to time from Comerica Bank, successor by merger to Comerica Bank-California (“Bank”) by SeeBeyond Technology Corporation (“Borrower”) including without limitation pursuant to that certain Loan and Security Agreement between Borrower and Bank dated as of December 4, 2000, as amended by that certain Amendment to Loan and Security Agreement dated as of June 10, 2001, as amended by that certain Second Amendment to Loan and Security Agreement dated as of October 31, 2001, as amended by that certain Third Amendment to Loan and Security Agreement dated as of August 7, 2002, as amended by that certain Fourth Amendment to Loan and Security Agreement dated as of December 24, 2002, as amended by that certain Fifth Amendment to Loan and Security Agreement dated as of March 26, 2003, as amended by that certain Sixth Amendment to Loan and Security Agreement dated as of May 30, 2003, as amended by that certain Seventh Amendment to Loan and Security Agreement dated as of as July 29, 2004, as amended by that certain Eighth Amendment to Loan and Security Agreement dated as of as May 31, 2005, each as further amended from time to time. To grant a security interest to Bank in the Collateral described in the Third Party Security Agreement by and between the Company and Bank (the “Security Agreement”), which security interest shall secure all of the Company’s obligations, as described in that certain Unconditional Guaranty by the Company dated as of December 4, 2000 (the “Guaranty”).

Execute Affirmation of Security Agreement and Guaranty. To execute the Affirmation of Security Agreement and Guaranty dated as of May 31, 2005, and any other agreement entered into between Company and Bank in connection therewith, all as amended or extended from time to time (collectively, the “Secured Guaranty Documents”), and also to execute and deliver to Bank one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for the Secured Guaranty Documents, or any portion thereof.

Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

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BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Company’s agreements or commitments in effect at the time notice is given.

I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Company, as the case may be, and occupy the positions set opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Company; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

IN WITNESS WHEREOF, I have hereunto set my hand on May 31, 2005 and attest that the signatures set opposite the names listed above are their genuine signatures.

CERTIFIED TO AND ATTESTED BY:
SEEBEYOND TECHNOLOGY CORPORATION
JAPAN K.K.

X	/s/ Barry J. Plaga

The above statements are correct.

By:
Printed Name:
Title:
SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE, A SHAREHOLDER OTHER THAN SECRETARY WHEN SECRETARY IS AUTHORIZED TO SIGN ALONE.

Failure to complete the above when the Secretary is authorized to sign alone shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.

Attachment 1 - Articles of Incorporation

Attachment 2 - Bylaws

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AFFIRMATION OF SECURITY AGREEMENT AND GUARANTY

SEEBEYOND FRANCE, SARL (fka SOFTWARE TECHNOLOGIES CORPORATION FRANCE, SARL) (“Guarantor”), grantor under that certain Third Party Security Agreement (the “Security Agreement”) and guarantor under that certain Unconditional Guaranty (the “Guaranty”), both dated as of December 4, 2000, hereby consents to the execution, delivery and performance by Borrower of the Eighth Amendment to Loan and Security Agreement dated as of May 31, 2005 (the “Amendment”) and the documents and instruments executed in connection therewith, as well as all other amendments and modifications to the Loan Agreement.

The Security Agreement and the Guaranty shall remain in full force and effect with respect to all of Borrower’s Obligations (as defined in the Loan and Security Agreement dated as of December 4, 2000, as amended from time to time, by and between COMERICA BANK, successor by merger to COMERICA BANK-CALIFORNIA and SEEBEYOND TECHNOLOGY CORPORATION) as modified by the Amendment and otherwise. Guarantor confirms that Guarantor has no defenses against its obligations under the Guaranty, and that the security interest granted pursuant to the Security Agreement remains a first in priority perfected security interest.

Guarantor represents and warrants that the representations and warranties and covenants contained in the Guaranty and the Security Agreement are true and correct as of the date of this Affirmation. Unless otherwise defined, all capitalized terms in this Affirmation shall be as defined in the Guaranty or the Security Agreement, as appropriate.

IN WITNESS WHEREOF, the undersigned has executed this Affirmation of Security Agreement and Guaranty as of May 31, 2005.

SEEBEYOND FRANCE, SARL

By:	/s/ Barry J. Plaga

Title:	EVP & CFO

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COMPANY RESOLUTIONS

COMPANY:        SEEBEYOND FRANCE, SARL

I, the undersigned Secretary or Assistant Secretary of SEEBEYOND France, SARL (the “Company”), HEREBY CERTIFY that the Company is organized and existing under and by virtue of the laws of the country of France.

I FURTHER CERTIFY that attached hereto as Attachments 1 and 2 are true and complete copies of the Deed of Incorporation and Bylaws of the Company, each of which is in full force and effect on the date hereof.

I FURTHER CERTIFY that a meeting of the Directors of the Company (or by other duly authorized corporate action in lieu of a meeting), duly called and held, at which a quorum was present and voting, the following resolutions were adopted.

BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Company, whose actual signatures are shown below:

NAMES	POSITIONS	ACTUAL SIGNATURES
James T. Demetriades	CEO & Founder	/s/ James T. Demetriades
Barry J. Plaga	EVP & CFO	/s/ Barry J. Plaga

acting for and on behalf of this Company and as its act and deed be, and they hereby are, authorized and empowered:

Guaranty Indebtedness; Grant Security. To guaranty amounts borrowed from time to time from Comerica Bank, successor by merger to Comerica Bank-California (“Bank”) by SeeBeyond Technology Corporation (“Borrower”) including without limitation pursuant to that certain Loan and Security Agreement between Borrower and Bank dated as of December 4, 2000, as amended by that certain Amendment to Loan and Security Agreement dated as of June 10, 2001, as amended by that certain Second Amendment to Loan and Security Agreement dated as of October 31, 2001, as amended by that certain Third Amendment to Loan and Security Agreement dated as of August 7, 2002, as amended by that certain Fourth Amendment to Loan and Security Agreement dated as of December 24, 2002, as amended by that certain Fifth Amendment to Loan and Security Agreement dated as of March 26, 2003, as amended by that certain Sixth Amendment to Loan and Security Agreement dated as of May 30, 2003, as amended by that certain Seventh Amendment to Loan and Security Agreement dated as of as July 29, 2004, as amended by that certain Eighth Amendment to Loan and Security Agreement dated as of as May 31, 2005, each as further amended from time to time. To grant a security interest to Bank in the Collateral described in the Third Party Security Agreement by and between the Company and Bank (the “Security Agreement”), which security interest shall secure all of the Company’s obligations, as described in that certain Unconditional Guaranty by the Company dated as of December 4, 2000 (the “Guaranty”).

Execute Affirmation of Security Agreement and Guaranty. To execute the Affirmation of Security Agreement and Guaranty dated as of May 31, 2005, and any other agreement entered into between Company and Bank in connection therewith, all as amended or extended from time to time (collectively, the “Secured Guaranty Documents”), and also to execute and deliver to Bank one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for the Secured Guaranty Documents, or any portion thereof.

Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

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BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Company’s agreements or commitments in effect at the time notice is given.

I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Company, as the case may be, and occupy the positions set opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Company; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

IN WITNESS WHEREOF, I have hereunto set my hand on May 31, 2005 and attest that the signatures set opposite the names listed above are their genuine signatures.

CERTIFIED TO AND ATTESTED BY:
SEEBEYOND FRANCE, SARL

X	/s/ Barry J. Plaga

The above statements are correct.

By:
Printed Name:
Title:
SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE, A SHAREHOLDER OTHER THAN SECRETARY WHEN SECRETARY IS AUTHORIZED TO SIGN ALONE.

Failure to complete the above when the Secretary is authorized to sign alone shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.

Attachment 1 - Deed of Incorporation

Attachment 2 - Bylaws

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AFFIRMATION OF SECURITY AGREEMENT AND GUARANTY

SEEBEYOND (BELGIUM) (fka SOFTWARE TECHNOLOGIES CORPORATION – BENELUX) (“Guarantor”), grantor under that certain Third Party Security Agreement (the “Security Agreement”) and guarantor under that certain Unconditional Guaranty (the “Guaranty”), both dated as of December 4, 2000, hereby consents to the execution, delivery and performance by Borrower of the Eighth Amendment to Loan and Security Agreement dated as of May 31, 2005 (the “Amendment”) and the documents and instruments executed in connection therewith, as well as all other amendments and modifications to the Loan Agreement.

The Security Agreement and the Guaranty shall remain in full force and effect with respect to all of Borrower’s Obligations (as defined in the Loan and Security Agreement dated as of December 4, 2000, as amended from time to time, by and between COMERICA BANK, successor by merger to COMERICA BANK – CALIFORNIA and SEEBEYOND TECHNOLOGY CORPORATION) as modified by the Amendment and otherwise. Guarantor confirms that Guarantor has no defenses against its obligations under the Guaranty, and that the security interest granted pursuant to the Security Agreement remains a first in priority perfected security interest.

Guarantor represents and warrants that the representations and warranties and covenants contained in the Guaranty and the Security Agreement are true and correct as of the date of this Affirmation. Unless otherwise defined, all capitalized terms in this Affirmation shall be as defined in the Guaranty or the Security Agreement, as appropriate.

IN WITNESS WHEREOF, the undersigned has executed this Affirmation of Security Agreement and Guaranty as of May 31, 2005.

SEEBEYOND (BELGIUM)

By:	/s/ Barry J. Plaga

Title:	EVP & CFO

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LIMITED LIABILITY COMPANY RESOLUTION

Company:                                         SEEBEYOND (BELGIUM), a Belgian limited liability company

WE THE UNDERSIGNED, hereby certify that SEEBEYOND (BELGIUM) (fka SEEBEYOND-Benelux), a Belgian limited liability company (“Company”), is duly organized, existing and in good standing as a member-managed
X	manager-managed

limited liability company under and by virtue of the laws of the country of Belgium, and that we are all of Company’s members
X	managers

and that Company’s name shown above is the complete and correct name of Company.

WE FURTHER CERTIFY that at a meeting of Company (or by other duly authorized company action in lieu of a meeting), duly called and held, at which all of the undersigned were present and voting, the following resolutions were adopted:

BE IT RESOLVED, that any one (1) of the undersigned, acting for and on behalf of Company and as its act and deed be, and he or she hereby is, authorized and empowered in the name of Company:

Guaranty Indebtedness; Grant Security. To guaranty amounts borrowed from time to time from Comerica Bank, successor by merger to Comerica Bank-California (“Bank”) by SeeBeyond Technology Corporation (“Borrower”) including without limitation pursuant to that certain Loan and Security Agreement between Borrower and Bank dated as of December 4, 2000, as amended by that certain Amendment to Loan and Security Agreement dated as of June 10, 2001, as amended by that certain Second Amendment to Loan and Security Agreement dated as of October 31, 2001, as amended by that certain Third Amendment to Loan and Security Agreement dated as of August 7, 2002, as amended by that certain Fourth Amendment to Loan and Security Agreement dated as of December 24, 2002, as amended by that certain Fifth Amendment to Loan and Security Agreement dated as of March 26, 2003, as amended by that certain Sixth Amendment to Loan and Security Agreement dated as of May 30, 2003, as amended by that certain Seventh Amendment to Loan and Security Agreement dated as of as July 29, 2004, as amended by that certain Eighth Amendment to Loan and Security Agreement dated as of as May 31, 2005, each as further amended from time to time. To grant a security interest to Bank in the Collateral described in the Third Party Security Agreement by and between the Company and Bank (the “Security Agreement”), which security interest shall secure all of the Company’s obligations, as described in that certain Unconditional Guaranty by the Company dated as of December 4, 2000 (the “Guaranty”).

Execute Affirmation of Security Agreement and Guaranty. To execute the Affirmation of Security Agreement and Guaranty dated as of May 31, 2005, and any other agreement entered into between Company and Bank in connection therewith, all as amended or extended from time to time (collectively, the “Secured Guaranty Documents”), and also to execute and deliver to Bank one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for the Secured Guaranty Documents, or any portion thereof.

Further Acts. To do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these resolutions shall remain in full force and effect and Bank may rely on these resolutions until written notice of their revocation shall

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have been delivered to and received by Bank. Any such notice shall not affect any of Company’s agreements or commitments in effect at the time notice is given.

WE FURTHER CERTIFY that the undersigned are duly elected, appointed, or employed by or for Company, as the case may be, and occupy the positions set opposite their names; that the foregoing resolutions now stand of record on the books of Company, and that the resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

I FURTHER CERTIFY that the Deed and Articles of Organization of the Company attached hereto as Exhibit A are true and correct, that the Deed and Articles of Organization are in full force and effect as of the date hereof, and that no provision of the Deed and Articles of Organization restricts the Company from entering into, or performing its obligations under, the Pledge.

We each have read all the provisions of this Limited Liability Company Resolution, and we each jointly and severally and on behalf of Company certify and agree to its terms. This certificate is dated May 31, 2005.

/s/ Barry J. Plaga
Barry J. Plaga
[print name]	[print name]

[print name]	[print name]

Attachment A – Deed and Articles of Organization

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AFFIRMATION OF SECURITY AGREEMENT AND GUARANTY

SEEBEYOND PTY LTD. (fka SOFTWARE TECHNOLOGIES CORPORATION AUSTRALIA PTY LTD.) (“Guarantor”), grantor under that certain Third Party Security Agreement (the “Security Agreement”) and guarantor under that certain Unconditional Guaranty (the “Guaranty”), both dated as of December 4, 2000, hereby consents to the execution, delivery and performance by Borrower of the Eighth Amendment to Loan and Security Agreement dated as of May 31, 2005 (the “Amendment”) and the documents and instruments executed in connection therewith, as well as all other amendments and modifications to the Loan Agreement.

The Security Agreement and the Guaranty shall remain in full force and effect with respect to all of Borrower’s Obligations (as defined in the Loan and Security Agreement dated as of December 4, 2000, as amended from time to time, by and between COMERICA BANK, successor by merger to COMERICA BANK-CALIFORNIA and SEEBEYOND TECHNOLOGY CORPORATION) as modified by the Amendment and otherwise. Guarantor confirms that Guarantor has no defenses against its obligations under the Guaranty, and that the security interest granted pursuant to the Security Agreement remains a first in priority perfected security interest.

Guarantor represents and warrants that the representations and warranties and covenants contained in the Guaranty and the Security Agreement are true and correct as of the date of this Affirmation. Unless otherwise defined, all capitalized terms in this Affirmation shall be as defined in the Guaranty or the Security Agreement, as appropriate.

IN WITNESS WHEREOF, the undersigned has executed this Affirmation of Security Agreement and Guaranty as of May 31, 2005.

SEEBEYOND PTY LTD.

By:	/s/ Barry J. Plaga

Title:	EVP & CFO

1

COMPANY RESOLUTIONS

COMPANY:	SEEBEYOND PTY LTD.

I, the undersigned Secretary or Assistant Secretary of SEEBEYOND PTY LTD. (fka SOFTWARE TECHNOLOGIES CORPORATION AUSTRALIA PTY LTD.) (the “Company”), HEREBY CERTIFY that the Company is organized and existing under and by virtue of the laws of Australia.

I FURTHER CERTIFY that attached hereto as Attachments 1 and 2 are true and complete copies of the Memorandum and Articles of Association of the Company, each of which is in full force and effect on the date hereof.

I FURTHER CERTIFY that a meeting of the Directors of the Company (or by other duly authorized corporate action in lieu of a meeting), duly called and held, at which a quorum was present and voting, the following resolutions were adopted.

BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Company, whose actual signatures are shown below:

NAMES	POSITIONS	ACTUAL SIGNATURES
James T. Demetriades	CEO & Founder	/s/ James T. Demetriades
Barry J. Plaga	EVP & CFO	/s/ Barry J. Plaga

acting for and on behalf of this Company and as its act and deed be, and they hereby are, authorized and empowered:

Guaranty Indebtedness; Grant Security. To guaranty amounts borrowed from time to time from Comerica Bank, successor by merger to Comerica Bank-California (“Bank”) by SeeBeyond Technology Corporation (“Borrower”) including without limitation pursuant to that certain Loan and Security Agreement between Borrower and Bank dated as of December 4, 2000, as amended by that certain Amendment to Loan and Security Agreement dated as of June 10, 2001, as amended by that certain Second Amendment to Loan and Security Agreement dated as of October 31, 2001, as amended by that certain Third Amendment to Loan and Security Agreement dated as of August 7, 2002, as amended by that certain Fourth Amendment to Loan and Security Agreement dated as of December 24, 2002, as amended by that certain Fifth Amendment to Loan and Security Agreement dated as of March 26, 2003, as amended by that certain Sixth Amendment to Loan and Security Agreement dated as of May 30, 2003, as amended by that certain Seventh Amendment to Loan and Security Agreement dated as of as July 29, 2004, as amended by that certain Eighth Amendment to Loan and Security Agreement dated as of as May 31, 2005, each as further amended from time to time. To grant a security interest to Bank in the Collateral described in the Third Party Security Agreement by and between the Company and Bank (the “Security Agreement”), which security interest shall secure all of the Company’s obligations, as described in that certain Unconditional Guaranty by the Company dated as of December 4, 2000 (the “Guaranty”).

Execute Affirmation of Security Agreement and Guaranty. To execute the Affirmation of Security Agreement and Guaranty dated as of May 31, 2005, and any other agreement entered into between Company and Bank in connection therewith, all as amended or extended from time to time (collectively, the “Secured Guaranty Documents”), and also to execute and deliver to Bank one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for the Secured Guaranty Documents, or any portion thereof.

Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

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BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Company’s agreements or commitments in effect at the time notice is given.

I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Company, as the case may be, and occupy the positions set opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Company; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

IN WITNESS WHEREOF, I have hereunto set my hand on May 31, 2005 and attest that the signatures set opposite the names listed above are their genuine signatures.

CERTIFIED TO AND ATTESTED BY:
SEEBEYOND PTY LTD.

X	/s/ Barry J. Plaga

The above statements are correct.

By:
Printed Name:
Title:
SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE, A SHAREHOLDER OTHER THAN SECRETARY WHEN SECRETARY IS AUTHORIZED TO SIGN ALONE.

Failure to complete the above when the Secretary is authorized to sign alone shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.

Attachment 1 – Memorandum and Articles of Association

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AFFIRMATION OF SECURITY AGREEMENT AND GUARANTY

SEEBEYOND (UK) LIMITED (fka SOFTWARE TECHNOLOGIES CORPORATION (UK) LIMITED) (“Guarantor”), grantor under that certain Third Party Security Agreement (the “Security Agreement”) and guarantor under that certain Unconditional Guaranty (the “Guaranty”), both dated as of December 4, 2000, both dated as of December 4, 2000, hereby consents to the execution, delivery and performance by Borrower of the Eighth Amendment to Loan and Security Agreement dated as of May 31, 2005 (the “Amendment”) and the documents and instruments executed in connection therewith, as well as all other amendments and modifications to the Loan Agreement.

The Security Agreement and the Guaranty shall remain in full force and effect with respect to all of Borrower’s Obligations (as defined in the Loan and Security Agreement dated as of December 4, 2000, as amended from time to time, by and between COMERICA BANK, successor by merger to COMERICA BANK-CALIFORNIA and SEEBEYOND TECHNOLOGY CORPORATION) as modified by the Amendment and otherwise. Guarantor confirms that Guarantor has no defenses against its obligations under the Guaranty, and that the security interest granted pursuant to the Security Agreement remains a first in priority perfected security interest.

Guarantor represents and warrants that the representations and warranties and covenants contained in the Guaranty and the Security Agreement are true and correct as of the date of this Affirmation. Unless otherwise defined, all capitalized terms in this Affirmation shall be as defined in the Guaranty or the Security Agreement, as appropriate.

IN WITNESS WHEREOF, the undersigned has executed this Affirmation of Security Agreement and Guaranty as of May 31, 2005.

SEEBEYOND (UK) LIMITED

By:	/s/ Barry J. Plaga

Title:	EVP & CFO

1

COMPANY RESOLUTIONS

COMPANY:	SEEBEYOND (UK) LIMITED

I, the undersigned Secretary or Assistant Secretary of SEEBEYOND (UK) Limited (the “Company”), HEREBY CERTIFY that the Company is organized and existing under and by virtue of the laws of the country of the United Kingdom.

I FURTHER CERTIFY that attached hereto as Attachments 1 and 2 are true and complete copies of the Memorandum and Articles of Association of the Company, each of which is in full force and effect on the date hereof.

I FURTHER CERTIFY that a meeting of the Directors of the Company (or by other duly authorized corporate action in lieu of a meeting), duly called and held, at which a quorum was present and voting, the following resolutions were adopted.

BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Company, whose actual signatures are shown below:

NAMES	POSITIONS	ACTUAL SIGNATURES
James T. Demetriades	CEO & Founder	/s/ James T. Demetriades
Barry J. Plaga	EVP & CFO	/s/ Barry J. Plaga

acting for and on behalf of this Company and as its act and deed be, and they hereby are, authorized and empowered:

Guaranty Indebtedness; Grant Security. To guaranty amounts borrowed from time to time from Comerica Bank, successor by merger to Comerica Bank-California (“Bank”) by SeeBeyond Technology Corporation (“Borrower”) including without limitation pursuant to that certain Loan and Security Agreement between Borrower and Bank dated as of December 4, 2000, as amended by that certain Amendment to Loan and Security Agreement dated as of June 10, 2001, as amended by that certain Second Amendment to Loan and Security Agreement dated as of October 31, 2001, as amended by that certain Third Amendment to Loan and Security Agreement dated as of August 7, 2002, as amended by that certain Fourth Amendment to Loan and Security Agreement dated as of December 24, 2002, as amended by that certain Fifth Amendment to Loan and Security Agreement dated as of March 26, 2003, as amended by that certain Sixth Amendment to Loan and Security Agreement dated as of May 30, 2003, as amended by that certain Seventh Amendment to Loan and Security Agreement dated as of as July 29, 2004, as amended by that certain Eighth Amendment to Loan and Security Agreement dated as of as May 31, 2005, each as further amended from time to time. To grant a security interest to Bank in the Collateral described in the Third Party Security Agreement by and between the Company and Bank (the “Security Agreement”), which security interest shall secure all of the Company’s obligations, as described in that certain Unconditional Guaranty by the Company dated as of December 4, 2000 (the “Guaranty”).

Execute Affirmation of Security Agreement and Guaranty. To execute the Affirmation of Security Agreement and Guaranty dated as of May 31, 2005, and any other agreement entered into between Company and Bank in connection therewith, all as amended or extended from time to time (collectively, the “Secured Guaranty Documents”), and also to execute and deliver to Bank one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for the Secured Guaranty Documents, or any portion thereof.

Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

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BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Company’s agreements or commitments in effect at the time notice is given.

I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Company, as the case may be, and occupy the positions set opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Company; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

IN WITNESS WHEREOF, I have hereunto set my hand on May 31, 2005 and attest that the signatures set opposite the names listed above are their genuine signatures.

CERTIFIED TO AND ATTESTED BY:
SEEBEYOND (UK) LIMITED

X	/s/ Barry J. Plaga

The above statements are correct.

By:
Printed Name:
Title:
SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE, A SHAREHOLDER OTHER THAN SECRETARY WHEN SECRETARY IS AUTHORIZED TO SIGN ALONE.

Failure to complete the above when the Secretary is authorized to sign alone shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.

Attachment 1 – Memorandum and Articles of Association

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